Registration No. 33-11371

1940 Act File No. 811-4982

Filed Pursuant to Rule 497(e)

HEARTLAND GROUP, INC.

Heartland Mid Cap Value Fund

Investor (HRMDX)

Institutional (HNMDX)

Heartland Value Plus Fund

Investor (HRVIX)

Institutional (HNVIX)

Heartland Value Fund

Investor (HRTVX)

Institutional (HNTVX)

Supplement dated August 12, 2022 to the

Statement of Additional Information dated May 1, 2022

Portfolio Holdings Disclosure Policy. Heartland Group, Inc. (“Heartland”) has revised its Policy Regarding Disclosure of Portfolio Holdings. Accordingly, the following replaces the paragraph titled “Public and Regulatory Disclosures” in the “Policy Regarding Disclosure of Portfolio Holdings” section:

Public and Regulatory Disclosures. The Funds will publicly disclose all holdings in their semiannual and annual reports to shareholders, which are filed with the SEC on a semi-annual basis on Form N-CSR. Heartland posts the Funds’ shareholder reports on its website at heartlandadvisors.com. The Funds also file a complete schedule of portfolio holdings with the SEC for the first and third quarters of the Funds’ fiscal year on Part F of Form N-PORT. Portfolio holdings included in Part F of Form N-PORT become publicly available on the SEC’s website within 60 days after the end of that fiscal quarter. Public regulatory filings will also be available on the SEC’s website at www.sec.gov. In addition, the Funds will publicly disclose on their website holdings information approximately 10 business days after month end. Moreover, the Funds’ portfolio holdings will be disclosed (1) in response to requests or inquiries from governmental and regulatory agencies, (2) in applicable regulatory filings, such as Schedule 13G and Form 13F reports (including filings made by Heartland Advisors with respect to the Funds’ holdings), (3) in compliance with a valid subpoena or court order, and (4) in connection with class action and other litigation involving a particular holding to which a Fund may be a party.

This Supplement should be retained with the SAI for future reference.

The date of this SAI Supplement is August 12, 2022.